Morgan Stanley Institutional Fund Trust - High
Yield Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3


Securities Purchased:  Centene Corp. 4.750% due
1/15/2025
Purchase/Trade Date:	10/26/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.038%
Percentage of Fund's Total Assets: 0.36%
Brokers: Barclays, Citigroup, SunTrust Robinson
Humphrey, Wells Fargo Securities, Fifth Third
Securities, Morgan Stanley, Regions Securities
LLC, US Bancorp, Evercore ISI, Stifel
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Live Nation Entertainment
Inc. 4.875% due 11/1/2024
Purchase/Trade Date:	10/26/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $575,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.061%
Percentage of Fund's Total Assets: 0.28%
Brokers: BofA Merrill Lynch, Goldman, Sachs &
Co., HSBC, Mizuho Securities, Morgan Stanley,
Scotiabank, SunTrust Robinson Humphrey, Wells
Fargo Securities, MUFG, US Bancorp, Citigroup,
LionTree
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.





Securities Purchased:  Precision Drilling
Corporation 7.750% due 12/15/2023
Purchase/Trade Date:	11/1/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.071%
Percentage of Fund's Total Assets: 0.21%
Brokers: Credit Suisse, RBC Capital Markets, BofA
Merrill Lynch, HSBC, Morgan Stanley, TD
Securities, Wells Fargo Securities, AltaCorp
Capital, Desjardins Capital Markets, Scotiabank
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:  EP Energy LLC 8.000% due
11/19/2024
Purchase/Trade Date:	11/17/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.070%
Percentage of Fund's Total Assets: 0.30%
Brokers: Goldman, Sachs & Co., Credit Suisse, J.P.
Morgan, Citigroup, RBC Capital Markets, BMO
Capital Markets, Deutsche Bank Securities, UBS
Investment Bank, Apollo Global Securities,
Riverstone Capital Services, Capital One Securities,
CIBC Capital Markets, BBVA, SOCIETE
GENERALE, SunTrust Robinson Humphrey, TD
Securities, SMBC Nikko, DNB Markets, Citizens
Capital Markets, Inc., ING, Mizuho Securities,
Morgan Stanley, Comerica Securities, Nomura
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Hudbay Minerals Inc.
7.250% due 1/15/2023
Purchase/Trade Date:	12/1/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.150%
Percentage of Fund's Total Assets: 0.51%
Brokers: Barclays, RBC Capital Markets, BofA
Merrill Lynch, CIBC Capital Markets, ING,
Scotiabank, BMO Capital Markets, TD Securities,
National Bank of Canada Financial Markets,
Morgan Stanley, GMP Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.



Securities Purchased:  Alta Mesa Holdings 7.875%
due 12/15/2024
Purchase/Trade Date:	12/21/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.100%
Percentage of Fund's Total Assets: 0.43%
Brokers: Wells Fargo Securities, Capital One
Securities, Natixis, ING, Citigroup, Morgan
Stanley, TD Securities, BOK Financial Securities,
Inc.
Purchased from: Wells Fargo Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.



Securities Purchased:  Grinding Media Inc. 7.375%
due 12/15/2023
Purchase/Trade Date:	12/2/2016
Offering Price of Shares: $100.000
Total Amount of Offering: $775,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.065%
Percentage of Fund's Total Assets: 0.43%
Brokers: Morgan Stanley, Jefferies, Deutsche Bank
Securities, UBS
Purchased from:  Jefferies & Co., Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Flex Acquisition Company
Inc. 6.875% due 1/15/2025
Purchase/Trade Date:	1/11/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.040%
Percentage of Fund's Total Assets: 0.21%
Brokers: Credit Suisse, Deutsche Bank Securities,
Morgan Stanley, Jefferies
Purchased from:  Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.








Securities Purchased:  Tennessee Merger Sub, Inc.
6.375% due 2/1/2025
Purchase/Trade Date:	1/12/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $865,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.029%
Percentage of Fund's Total Assets: 0.21%
Brokers: Barclays, J.P. Morgan, BofA Merrill
Lynch, Morgan Stanley, RBC Capital Markets
Purchased from:  Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Terex Corp. 5.625% due
2/1/2025
Purchase/Trade Date:	1/17/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.042%
Percentage of Fund's Total Assets: 0.21%
Brokers: Deutsche Bank Securities, Barclays,
COMMERZBANK, Credit Agricole CIB, Credit
Suisse, HSBC, Morgan Stanley
Purchased from:  Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.









Securities Purchased:  Park Aerospace Holdings
Ltd. 5.250% due 8/15/2022
Purchase/Trade Date:	1/20/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.014%
Percentage of Fund's Total Assets: 0.21%
Brokers: UBS Investment Bank, Morgan Stanley,
Barclays, J.P. Morgan, BNP PARIBAS, Credit
Agricole CIB, SunTrust Robinson Humphrey, DVB
Capital Markets, Fifth Third Securities, Goldman,
Sachs, & Co., Loop Capital Markets, MUFG, nabSecurities, LLC, RBC Capital Markets
Purchased from:  UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Radiate Holdco, LLC
6.625% due 2/15/2025
Purchase/Trade Date:	1/20/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.063%
Percentage of Fund's Total Assets: 0.21%
Brokers: UBS Investment Bank, Credit Suisse,
Deutsche Bank Securities, Morgan Stanley
Purchased from:  UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.










Securities Purchased:  Summit Midstream Holdings
LLC 5.750% due 4/15/2025
Purchase/Trade Date:	2/8/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.050%
Percentage of Fund's Total Assets: 0.21%
Brokers: BofA Merrill Lynch, Deutsche Bank
Securities, RBC Capital Markets, TD Securities,
Wells Fargo Securities, BBVA, BMO Capital
Markets, Capital One Securities, Citigroup, Citizens
Capital Markets, Credit Suisse, ING, Morgan
Stanley, Regions Securities LLC, BB&T Capital
Markets, Comerica Securities
Purchased from:  Merrill Lynch, Pierce Fenner &
Smith
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  Blueline Rental Finance Corp
9.250% due 3/15/2024
Purchase/Trade Date:	3/2/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.22%
Brokers: BofA Merrill Lynch, Barclays, Goldman,
Sachs & Co., Morgan Stanley, Wells Fargo
Securities, BMO Capital Markets, Citizens Capital
Markets, MUFG, PNC Capital Markets LLC
Purchased from:  Merrill Lynch, Pierce Fenner &
Smith
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.



Securities Purchased:  CHS/Community Health
Systems, Inc. 6.250% due 3/31/2023
Purchase/Trade Date:	3/7/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $2,200,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.024%
Percentage of Fund's Total Assets: 0.42%
Brokers: Credit Suisse, BofA Merrill Lynch,
Citigroup, Credit Agricole CIB, Goldman, Sachs &
Co., J.P. Morgan, RBC Capital Markets, SunTrust
Robinson Humphrey, UBS Investment Bank, Wells
Fargo Securities, BVA, Deutsche Bank Securities,
Fifth Third Securities, Morgan Stanley, Regions
Securities LLC, Scotiabank
Purchased from:  Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.

Securities Purchased:  IAMGOLD Corp 7.000%
due 4/15/2025
Purchase/Trade Date:	3/9/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.063%
Percentage of Fund's Total Assets: 0.20%
Brokers: Citigroup, Deutsche Bank Securities,
National Bank of Canada Financial Markets,
Morgan Stanley, RBC Capital Markets, TD
Securities
Purchased from:  Citigroup Global Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.


Securities Purchased:  Aston Martin Capital Ltd.
6.500% due 4/22/2022
Purchase/Trade Date:	3/31/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050%
Percentage of Fund's Total Assets: 0.16%
Brokers: J.P. Morgan, Deutsche Bank, Goldman
Sachs International, BofA Merrill Lynch, HSBC,
Morgan Stanley, Standard Chartered Bank,
UniCredit Bank
Purchased from:  J. P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSR.